                                  EXHIBIT 12.1

           COMPUTATION OF NET INTEREST MARGIN AND NET INTEREST SPREAD


                   FOR THE THREE MONTHS ENDING MARCH 31, 1997

                                                                INTEREST                      INTEREST
                                                                 EARNING                       BEARING
                                                                  ASSETS                     LIABILITIES
                                                                ----------                   ----------
                DECEMBER 31, 1996                              1,458,020,871                1,399,761,466
                JANUARY 31, 1997                               1,470,263,105                1,393,450,705
                FEBRUARY 28, 1997                              1,478,999,648                1,389,348,086
                MARCH 31, 1997                                 1,477,689,274                1,397,241,375

                                                               5,884,972,898                5,579,801,632

DIVIDE BY NUMBER OF MONTHS                                                 4                            4

AVERAGE                                                        1,471,243,225                1,394,950,408

INTEREST INCOME (EXPENSE) FOR QUARTER                             29,648,000                  (18,596,000)

AVERAGE INTEREST RATE (1)                                               8.17%                        5.41%

NET INTEREST INCOME                                                                            11,052,000

NET INTEREST SPREAD (2)                                                                              2.77%

NET INTEREST MARGIN (3)                                                                              3.05%



(1) TOTAL INTEREST INCOME (EXPENSE) DIVIDED BY AVERAGE EARNING ASSETS (LIABILITIES).

(2) AVERAGE YIELD ON ALL INTEREST EARNING ASSETS DURING THE PERIOD, MINUS AVERAGE RATE PAID ON ALL INTEREST-BEARING LIABILITIES DURING THE PERIOD.

(3) NET INTEREST INCOME, DIVIDED BY THE MONTHLY AVERAGE OF INTEREST-EARNING ASSETS.

                                  EXHIBIT 12.1
                                  (Continued)
           COMPUTATION OF NET INTEREST MARGIN AND NET INTEREST SPREAD


                   FOR THE THREE MONTHS ENDING MARCH 31, 1996

                                                                 INTEREST                     INTEREST
                                                                  EARNING                      BEARING
                                                                  ASSETS                     LIABILITIES
                                                                ----------                   ----------
                DECEMBER 31, 1995                              1,430,721,184                1,367,739,050
                JANUARY 31, 1996                               1,433,380,101                1,377,493,781
                FEBRUARY 28, 1996                              1,419,915,993                1,358,086,206
                MARCH 31, 1996                                 1,414,294,078                1,363,182,175

                                                               5,698,311,356                5,466,501,212

DIVIDE BY NUMBER OF MONTHS                                                 4                            4

AVERAGE                                                        1,424,577,839                1,366,625,303

INTEREST INCOME (EXPENSE) FOR QUARTER                             27,979,000                  (18,782,000)

AVERAGE INTEREST RATE (1)                                               7.90%                        5.53%

NET INTEREST INCOME                                                                             9,197,000

NET INTEREST SPREAD (2)                                                                              2.37%

NET INTEREST MARGIN (3)                                                                              2.60%



(1) TOTAL INTEREST INCOME (EXPENSE) DIVIDED BY AVERAGE EARNING ASSETS (LIABILITIES).

(2) AVERAGE YIELD ON ALL INTEREST EARNING ASSETS DURING THE PERIOD, MINUS AVERAGE RATE PAID ON ALL INTEREST-BEARING LIABILITIES DURING THE PERIOD.

(3) NET INTEREST INCOME, DIVIDED BY THE MONTHLY AVERAGE OF INTEREST-EARNING ASSETS.

                                  EXHIBIT 12.1
                                  (Continued)

           COMPUTATION OF NET INTEREST MARGIN AND NET INTEREST SPREAD


                  FOR THE SIX MONTHS ENDING DECEMBER 31, 1996

                                                                  INTEREST                   INTEREST
                                                                  EARNING                    BEARING
                                                                  ASSETS                     LIABILITIES
                                                                  --------                   -----------
                JUNE 30, 1996                                  1,396,934,990                1,350,355,283
                JULY 31, 1996                                  1,397,649,388                1,345,687,300
                AUGUST 31, 1996                                1,402,652,538                1,330,534,362
                SEPTEMBER 30, 1996                             1,448,628,258                1,389,192,574
                OCTOBER 31, 1996                               1,466,005,828                1,402,692,696
                NOVEMBER 30, 1996                              1,471,180,022                1,419,669,398
                DECEMBER 31, 1996                              1,458,020,871                1,399,761,466

                                                              10,041,071,895                9,637,893,079

DIVIDE BY NUMBER OF MONTHS                                                 7                            7

AVERAGE                                                        1,434,438,842                1,376,841,868

INTEREST INCOME (EXPENSE) FOR YEAR                                57,614,000                  (37,411,000)

AVERAGE INTEREST RATE (1)                                               7.97%                        5.39%

NET INTEREST INCOME                                                                            20,203,000

NET INTEREST SPREAD (2)                                                                              2.58%

NET INTEREST MARGIN (3)                                                                              2.79%



(1) TOTAL INTEREST INCOME (EXPENSE) DIVIDED BY AVERAGE EARNING ASSETS (LIABILITIES).

(2) AVERAGE YIELD ON ALL INTEREST EARNING ASSETS DURING THE PERIOD, MINUS AVERAGE RATE PAID ON ALL INTEREST-BEARING LIABILITIES DURING THE PERIOD.

(3) NET INTEREST INCOME, DIVIDED BY THE MONTHLY AVERAGE OF INTEREST-EARNING ASSETS.

                                  EXHIBIT 12.1
                                  (Continued)

           COMPUTATION OF NET INTEREST MARGIN AND NET INTEREST SPREAD


                  FOR THE SIX MONTHS ENDING DECEMBER 31, 1995

                                                                 INTEREST                   INTEREST
                                                                 EARNING                    BEARING
                                                                 ASSETS                     LIABILITIES
                                                                 --------                   -----------
                JUNE 30, 1995                                  1,460,547,627                1,401,562,119
                JULY 31, 1995                                  1,464,905,542                1,403,520,610
                AUGUST 31, 1995                                1,473,146,061                1,406,569,230
                SEPTEMBER 30, 1995                             1,475,464,059                1,409,416,824
                OCTOBER 31, 1995                               1,476,637,475                1,412,933,872
                NOVEMBER 30, 1995                              1,470,808,496                1,409,835,423
                DECEMBER 31, 1995                              1,430,721,184                1,367,739,050

                                                              10,252,230,444                9,811,577,228

DIVIDE BY NUMBER OF MONTHS                                                 7                            7

AVERAGE                                                        1,464,604,349                1,401,653,890

INTEREST INCOME (EXPENSE) FOR YEAR                                57,518,000                  (40,486,000)

AVERAGE INTEREST RATE (1)                                               7.79%                        5.73%

NET INTEREST INCOME                                                                            17,032,000

NET INTEREST SPREAD (2)                                                                              2.06%

NET INTEREST MARGIN (3)                                                                              2.31%



(1) TOTAL INTEREST INCOME (EXPENSE) DIVIDED BY AVERAGE EARNING ASSETS (LIABILITIES).

(2) AVERAGE YIELD ON ALL INTEREST EARNING ASSETS DURING THE PERIOD, MINUS AVERAGE RATE PAID ON ALL INTEREST-BEARING LIABILITIES DURING THE PERIOD.

(3) NET INTEREST INCOME, DIVIDED BY THE MONTHLY AVERAGE OF INTEREST-EARNING ASSETS.

                                  EXHIBIT 12.1
                                  (Continued)

           COMPUTATION OF NET INTEREST MARGIN AND NET INTEREST SPREAD


                        FOR THE YEAR ENDED JUNE 30, 1996

                                                                 INTEREST                   INTEREST
                                                                 EARNING                    BEARING
                                                                 ASSETS                     LIABILITIES
                                                                 --------                   -----------
                JUNE 30, 1995                                  1,460,547,627                1,401,562,119
                JULY 31, 1995                                  1,464,905,542                1,403,520,610
                AUGUST 31, 1995                                1,473,146,061                1,406,569,230
                SEPTEMBER 30, 1995                             1,475,464,059                1,409,416,824
                OCTOBER 31, 1995                               1,476,637,475                1,412,933,872
                NOVEMBER 30, 1995                              1,470,808,496                1,409,835,523
                DECEMBER 31, 1995                              1,430,721,184                1,367,739,050
                JANUARY 31, 1996                               1,433,380,101                1,377,493,781
                FEBRUARY 28, 1996                              1,419,915,993                1,358,086,206
                MARCH 31, 1996                                 1,414,294,078                1,363,182,175
                APRIL 30, 1996                                 1,409,679,056                1,355,165,705
                MAY 31, 1996                                   1,405,097,567                1,353,676,145
                JUNE 30, 1996                                  1,396,934,990                1,350,355,283

                                                              18,731,532,229               17,969,536,523

DIVIDE BY NUMBER OF MONTHS                                                13                           13

AVERAGE                                                        1,440,887,095                1,382,272,040

INTEREST INCOME (EXPENSE) FOR YEAR                               113,080,000                  (77,610,000)

AVERAGE INTEREST RATE (1)                                               7.85%                        5.61%

NET INTEREST INCOME                                                                            35,470,000

NET INTEREST SPREAD (2)                                                                              2.24%

NET INTEREST MARGIN (3)                                                                              2.46%



(1) TOTAL INTEREST INCOME (EXPENSE) DIVIDED BY AVERAGE EARNING ASSETS (LIABILITIES).

(2) AVERAGE YIELD ON ALL INTEREST EARNING ASSETS DURING THE PERIOD, MINUS AVERAGE RATE PAID ON ALL INTEREST-BEARING LIABILITIES DURING THE PERIOD.

(3) NET INTEREST INCOME, DIVIDED BY THE MONTHLY AVERAGE OF INTEREST-EARNING ASSETS.

                                  EXHIBIT 12.1
                                  (Continued)

           COMPUTATION OF NET INTEREST MARGIN AND NET INTEREST SPREAD


                        FOR THE YEAR ENDED JUNE 30, 1995

                                                                 INTEREST                   INTEREST
                                                                 EARNING                    BEARING
                                                                 ASSETS                     LIABILITIES
                                                                 --------                   -----------
                JUNE 30, 1994                                  1,309,872,499                1,261,574,152
                JULY 31, 1994                                  1,348,617,463                1,300,561,032
                AUGUST 31, 1994                                1,384,522,634                1,331,326,550
                SEPTEMBER 30, 1994                             1,414,257,646                1,362,302,640
                OCTOBER 31, 1994                               1,457,190,271                1,405,063,319
                NOVEMBER 30, 1994                              1,484,713,066                1,443,577,458
                DECEMBER 31, 1994                              1,525,072,519                1,484,849,598
                JANUARY 31, 1995                               1,539,985,723                1,500,694,330
                FEBRUARY 28, 1995                              1,507,169,333                1,459,657,170
                MARCH 31, 1995                                 1,486,218,342                1,434,897,755
                APRIL 30, 1995                                 1,495,560,533                1,442,010,219
                MAY 31, 1995                                   1,468,553,267                1,419,412,881
                JUNE 30, 1995                                  1,460,547,627                1,401,562,119

                                                              18,882,280,923               18,247,489,223

DIVIDE BY NUMBER OF MONTHS                                                13                           13

AVERAGE                                                        1,452,483,148                1,403,653,017

INTEREST INCOME (EXPENSE) FOR YEAR                               107,255,000                  (71,864,000)

AVERAGE INTEREST RATE (1)                                               7.38%                        5.12%

NET INTEREST INCOME                                                                            35,391,000

NET INTEREST SPREAD (2)                                                                              2.26%

NET INTEREST MARGIN (3)                                                                              2.44%



(1) TOTAL INTEREST INCOME (EXPENSE) DIVIDED BY AVERAGE EARNING ASSETS (LIABILITIES).

(2) AVERAGE YIELD ON ALL INTEREST EARNING ASSETS DURING THE PERIOD, MINUS AVERAGE RATE PAID ON ALL INTEREST-BEARING LIABILITIES DURING THE PERIOD.

(3) NET INTEREST INCOME, DIVIDED BY THE MONTHLY AVERAGE OF INTEREST-EARNING ASSETS.

                                  EXHIBIT 12.1
                                  (Continued)

           COMPUTATION OF NET INTEREST MARGIN AND NET INTEREST SPREAD


                        FOR THE YEAR ENDED JUNE 30, 1994

                                                                 INTEREST                   INTEREST
                                                                 EARNING                    BEARING
                                                                 ASSETS                     LIABILITIES
                                                                 --------                   -----------
                JUNE 30, 1993                                    998,662,051                  960,351,397
                JULY 31, 1993                                    984,234,768                  943,457,435
                AUGUST 31, 1993                                  987,892,777                  942,076,307
                SEPTEMBER 30, 1993                             1,018,771,199                  974,049,872
                OCTOBER 31, 1993                               1,039,562,208                  988,706,550
                NOVEMBER 30, 1993                              1,095,333,605                1,051,515,816
                DECEMBER 31, 1993                              1,096,532,703                1,054,367,389
                JANUARY 31, 1994                               1,086,667,920                1,040,893,070
                FEBRUARY 28, 1994                              1,088,621,339                1,044,268,831
                MARCH 31, 1994                                 1,156,086,154                1,112,961,719
                APRIL 30, 1994                                 1,188,107,927                1,145,410,339
                MAY 31, 1994                                   1,292,067,675                1,240,600,258
                JUNE 30, 1994                                  1,309,872,499                1,261,574,152

                                                              14,342,412,825               13,760,233,135

DIVIDE BY NUMBER OF MONTHS                                                13                           13

AVERAGE                                                        1,103,262,525                1,058,479,472

INTEREST INCOME (EXPENSE) FOR YEAR                                76,599,000                  (44,610,000)

AVERAGE INTEREST RATE (1)                                               6.94%                        4.21%

NET INTEREST INCOME                                                                            31,989,000

NET INTEREST SPREAD (2)                                                                              2.73%

NET INTEREST MARGIN (3)                                                                              2.90%



(1) TOTAL INTEREST INCOME (EXPENSE) DIVIDED BY AVERAGE EARNING ASSETS (LIABILITIES).

(2) AVERAGE YIELD ON ALL INTEREST EARNING ASSETS DURING THE PERIOD, MINUS AVERAGE RATE PAID ON ALL INTEREST-BEARING LIABILITIES DURING THE PERIOD.

(3) NET INTEREST INCOME, DIVIDED BY THE MONTHLY AVERAGE OF INTEREST-EARNING ASSETS.

                                  EXHIBIT 12.1
                                  (Continued)

           COMPUTATION OF NET INTEREST MARGIN AND NET INTEREST SPREAD


                        FOR THE YEAR ENDED JUNE 30, 1993

                                                                 INTEREST                   INTEREST
                                                                 EARNING                    BEARING
                                                                 ASSETS                     LIABILITIES
                                                                 --------                   -----------
                JUNE 30, 1992                                    600,680,404                  593,902,147
                JULY 31, 1992                                    602,364,959                  583,492,720
                AUGUST 31, 1992                                  615,187,611                  593,132,824
                SEPTEMBER 30, 1992                               622,752,360                  600,231,297
                OCTOBER 31, 1992                                 646,709,985                  619,914,409
                NOVEMBER 30, 1992                                623,231,307                  596,860,352
                DECEMBER 31, 1992                                645,199,389                  620,011,975
                JANUARY 31, 1993                                 696,900,000                  670,430,000
                FEBRUARY 28, 1993                                811,533,000                  785,808,000
                MARCH 31, 1993                                   841,629,000                  810,555,000
                APRIL 30, 1993                                   977,580,898                  944,144,064
                MAY 31, 1993                                     989,108,381                  956,326,522
                JUNE 30, 1993                                    998,662,051                  960,351,397

                                                               9,671,539,345                9,325,160,707

DIVIDE BY NUMBER OF MONTHS                                                13                           13

AVERAGE                                                          743,964,565                  717,320,054

INTEREST INCOME (EXPENSE) FOR YEAR                                57,793,000                  (32,292,000)

AVERAGE INTEREST RATE (1)                                               7.77%                        4.50%

NET INTEREST INCOME                                                                            25,501,000

NET INTEREST SPREAD (2)                                                                              3.27%

NET INTEREST MARGIN (3)                                                                              3.43%



(1) TOTAL INTEREST INCOME (EXPENSE) DIVIDED BY AVERAGE EARNING ASSETS (LIABILITIES).

(2) AVERAGE YIELD ON ALL INTEREST EARNING ASSETS DURING THE PERIOD, MINUS AVERAGE RATE PAID ON ALL INTEREST-BEARING LIABILITIES DURING THE PERIOD.

(3) NET INTEREST INCOME, DIVIDED BY THE MONTHLY AVERAGE OF INTEREST-EARNING ASSETS.

                                  EXHIBIT 12.1
                                  (Continued)
              COMPUTATION OF BOOK VALUE PER COMMON SHARE (PRIMARY)



                                             (DOLLARS IN THOUSANDS; EXCEPT PER SHARE AMOUNTS)
                                                     AS OF MARCH 31,   AS OF DECEMBER 31,
                                                -----------------------------------------
                                                   1997       1996       1996       1995
                                                --------   -------    ---------   -------

SHAREHOLDERS' EQUITY                            $86,835    $87,314     $89,220    $91,962

LIQUIDATION PREFERENCE VALUE
  OF PREFERRED STOCK                            (26,000)   (26,000)    (26,000)   (26,000)

                                              --==================   ====================
COMMON SHAREHOLDERS' EQUITY           (A)        60,835     61,314      63,220     65,962
                                              ====================   ====================

UNIDENTIFIED INTANGIBLES                         (1,635)    (2,376)     (1,725)    (2,621)

                                              --==================   ====================
ADJUSTED SHAREHOLDERS' EQUITY                   $59,200    $58,938     $61,495    $63,341
                                              ====================   ====================

IDENTIFIED INTANGIBLES                           (7,811)   (10,059)     (8,303)   (10,648)

                                              --==================   ====================
ADJUSTED SHAREHOLDERS' EQUITY                   $51,389    $48,879     $53,192    $52,693
                                              ====================   ====================



COMMON SHARES OUTSTANDING                     5,543,007  5,425,648   5,539,178  5,411,022
COMMON SHARES OUTSTANDING -
    ADJUSTED FOR DIVIDENDS            (B)     5,543,007  5,425,648   5,539,178  5,411,022


                                              --==================   ====================
BOOK VALUE PER COMMON SHARE (PRIMARY) (A/B)      $10.98     $11.30      $11.41     $12.19
                                              ====================   ====================


                                                                AS OF JUNE 30,
                                                 --------------------------------------------
                                                     1996       1995       1994       1993
                                                 ----------   -------   --------    ---------
SHAREHOLDERS' EQUITY                               $85,745    $89,907    $76,529     $48,272

LIQUIDATION PREFERENCE VALUE
  OF PREFERRED STOCK                               (26,000)   (26,000)   (26,000)          0

                                                 ------------------------===================
COMMON SHAREHOLDERS' EQUITY           (A)           59,745     63,907     50,529      48,272
                                                 ===========================================

UNIDENTIFIED INTANGIBLES                            (2,131)    (3,101)    (4,244)     (5,509)

                                                 ------------------------===================
ADJUSTED SHAREHOLDERS' EQUITY                      $57,614    $60,806    $46,285     $42,763
                                                 ===========================================

IDENTIFIED INTANGIBLES                              (9,473)   (11,836)   (13,670)     (2,922)

                                                 ------------------------===================
ADJUSTED SHAREHOLDERS' EQUITY                      $48,141    $48,970    $32,615     $39,841
                                                 ===========================================



COMMON SHARES OUTSTANDING                        5,426,398  4,908,054  4,563,717   4,071,485
COMMON SHARES OUTSTANDING -
    ADJUSTED FOR DIVIDENDS            (B)        5,426,398  5,398,859  5,020,089   4,926,497


                                                 ------------------------===================
BOOK VALUE PER COMMON SHARE (PRIMARY) (A/B)         $11.01     $11.84     $10.07       $9.80
                                                 ===========================================

                                  EXHIBIT 12.1
                                  (Continued)
         COMPUTATION OF ALLOWANCE FOR LOAN LOSSES TO NONPERFORMING LOANS
                           AND TOTAL LOANS RECEIVABLE
                             (DOLLARS IN THOUSANDS)

                                                          MARCH 31,                    DECEMBER 31,
                                                 -------------------------     -------------------------
                                                    1997            1996           1996           1995
                                                 -----------     ---------     -----------     ---------
ALLOWANCE FOR LOAN LOSSES                        $     7,999     $   7,833     $     7,891     $   7,993

 LESS - LOANS CLASSIFIED AS LOSS                         (42)         (209)           (262)         (256)
                                                 -----------     ---------     -----------     ---------
ADJUSTED ALLOWANCE FOR LOAN LOSSES               $     7,957     $   7,624     $     7,629     $   7,737
                                                 ===========     =========     ===========     =========

NONPERFORMING LOANS                              $     2,678     $   4,757     $     2,544     $   4,496

 LESS - NONPERFORMING LOANS CLASSIFIED AS LOSS             0           (91)              0          (229)
                                                 -----------     ---------     -----------     ---------
ADJUSTED BALANCE - NONPERFORMING LOANS           $     2,678     $   4,666     $     2,544     $   4,267
                                                 ===========     =========     ===========     =========

TOTAL LOANS RECEIVABLE                           $ 1,073,857     $ 985,453     $ 1,034,190     $ 946,666
                                                 ===========     =========     ===========     =========

LOAN LOSS ALLOWANCE TO NONPERFORMING LOANS
 (BOTH EXCLUSIVE OF LOANS CLASSIFIED AS LOSS)         297.12%       163.39%         299.88%       181.32%
                                                 ===========     =========     ===========     =========



LOAN LOSS ALLOWANCE TO TOTAL LOANS RECEIVABLE
 (BOTH EXCLUSIVE OF LOANS CLASSIFIED AS LOSS)           0.74%         0.77%           0.74%         0.82%
                                                 ===========     =========     ===========     =========



NONPERFORMING LOANS TO TOTAL LOANS                      0.25%         0.47%           0.25%         0.45%
                                                 ===========     =========     ===========     =========


                                                                     YEAR ENDED JUNE 30,
                                                   ---------------------------------------------------
                                                     1996          1995           1994         1993
                                                   -------     -----------     ---------     ---------
ALLOWANCE FOR LOAN LOSSES                          $ 7,890     $     7,361     $   5,740     $   4,719

 LESS - LOANS CLASSIFIED AS LOSS                      (213)           (147)           (7)         (314)
                                                   -------     -----------     ---------     ---------
ADJUSTED ALLOWANCE FOR LOAN LOSSES                 $ 7,677     $     7,214     $   5,733     $   4,405
                                                   =======     ===========     =========     =========

NONPERFORMING LOANS                                $ 3,592     $     3,649     $   2,450     $   5,348

 LESS - NONPERFORMING LOANS CLASSIFIED AS LOSS        (122)           (141)           (4)         (223)
                                                   -------     -----------     ---------     ---------
ADJUSTED BALANCE - NONPERFORMING LOANS             $ 3,470     $     3,508     $   2,446     $   5,125
                                                   =======     ===========     =========     =========

TOTAL LOANS RECEIVABLE                             $1,006,766    1,134,024     $ 893,834     $ 613,517
                                                   ==========  ===========     =========     =========

LOAN LOSS ALLOWANCE TO NONPERFORMING LOANS
 (BOTH EXCLUSIVE OF LOANS CLASSIFIED AS LOSS)       221.24%         205.64%       234.38%        85.95%
                                                   =======     ===========     =========     =========



LOAN LOSS ALLOWANCE TO TOTAL LOANS RECEIVABLE
 (BOTH EXCLUSIVE OF LOANS CLASSIFIED AS LOSS)         0.76%           0.64%         0.64%         0.72%
                                                   =======     ===========     =========     =========



NONPERFORMING LOANS TO TOTAL LOANS                    0.34%           0.31%         0.27%         0.84%
                                                   =======     ===========     =========     =========

                                  EXHIBIT 12.1
                                  (Continued)

           COMPUTATION OF RATIO OF EARNINGS TO COMBINED FIXED CHARGES
                    AND PREFERRED STOCK DIVIDEND REQUIREMENTS
                             (DOLLARS IN THOUSANDS)


                                           Three Months Ended     Six Months Ended
                                                 March 31,           December 31,           Fiscal Years Ended June 30,
                                         ---------------------  --------------------- -----------------------------------------

EXCLUDING INTEREST ON DEPOSITS              1997      1996        1996        1995       1996     1995       1994        1993
                                         ---------------------- --------------------- -----------------------------------------
Non-Deposit Interest Expense              $ 8,095    $ 7,866    $ 16,340    $17,820    $33,353   $32,049    $20,273    $ 9,376
Implicit Interest on Leases                    73         71         132        140        279       356        446        328
Preferred Stock Dividend Requirement(1)       760        742       1,387      1,483      3,011     2,822        417          0
                                          -------    -------    --------    -------    -------   -------    -------    -------
                                            8,928      8,679      17,859     19,443     36,643    35,227     21,136      9,704

Income (Loss) Before Income Taxes           3,668      2,947        (991)     5,051     10,856    13,907     13,086     12,301
                                          -------    -------    --------    -------    -------   -------    -------    -------
                                           12,596     11,626      16,868     24,494     47,499    49,134     34,222     22,005

Divide by Fixed Charges                     8,928      8,679      17,859     19,443     36,643    35,227     21,136      9,704

                                          -------    -------    --------    -------    -------   -------    -------    -------
Earnings to Fixed Charges                    1.41       1.34        0.94       1.26       1.30      1.39       1.62       2.27
                                          =======    =======    ========    =======    =======   =======    =======    =======
Earnings Insufficient
   to Cover Fixed Charges                                       $    991
                                                                ========
INCLUDING INTEREST ON DEPOSITS

Total Interest Expense                    $18,596    $18,783    $ 37,411    $40,486    $77,611   $71,864    $44,610    $32,292
Implicit Interest on Leases                    73         71         132        140        279       356        446        328
Preferred Stock Dividend Requirement(1)       760        742       1,387      1,483      3,011     2,822        417          0
                                          -------    -------    --------    -------    -------   -------    -------    -------
                                           19,429     19,596      38,930     42,109     80,901    75,042     45,473     32,620

Income (Loss) Before Income taxes           3,668      2,947        (991)     5,051     10,856    13,907     13,086     12,301
                                          -------    -------    --------    -------    -------   -------    -------    -------
                                           23,097     22,543      37,939     47,160     91,757    88,949     58,559     44,921

Divide by Fixed Charges                    19,429     19,596      38,930     42,109     80,901    75,042     45,473     32,620

                                          -------    -------    --------    -------    -------   -------    -------    -------
Earnings to Fixed Charges                    1.19       1.15        0.97       1.12       1.13      1.19       1.29       1.38
                                          =======    =======    ========    =======    =======   =======    =======    =======
Earnings Insufficient
   to Cover Fixed Charges                                       $    991
                                                                ========


(1) The preferred stock dividend requirement for the six months ended December 31, 1996 has been adjusted to exclude the $430 effect of change in tax estimates of prior periods.